UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2023

Schultze Special Purpose Acquisition Corp. II
(Exact name of registrant as specified in its charter)

Delaware	001-40891	86-1206818
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Westchester Avenue, Suite S-632 Rye Brook, NY	10573
(Address of principal executive offices)	(Zip Code)

(914) 701-5260

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one redeemable Warrant	SAMAU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	SAMA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	SAMAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

As previously disclosed, Schultze Special Purpose Acquisition Corp. II (the “Company”) has called a special meeting in lieu of the 2023 annual meeting of stockholders of the Company to be held at 12:00 p.m. Eastern Time on April 4, 2023 (the “Special Meeting”) for the sole purpose of considering and voting on, among other proposals, a proposal to extend the date by which the Company must consummate an initial business combination (the “Extension”) from April 13, 2023 to October 13, 2023 or such earlier date as determined by the Company’s board of directors (the “Charter Amendment Proposal”).

On March 31, 2023, the Company issued a press release announcing further actions being undertaken in anticipation of the Special Meeting:

Class B Shares to Be Converted if Extension is Implemented

If the Charter Amendment Proposal is approved at the Special Meeting, all holders of Class B common stock, par value $0.0001 per share, of the Company (“Class B Common Stock” and such holders, the “Initial Stockholders”) have agreed to convert all shares of Class B Common Stock to shares of Class A common stock, par value $0.0001 per share, of the Company (“Class A Common Stock”), on a one-for-one basis in accordance with the Company’s charter, upon the implementation of the Extension (collectively, the “Class B Conversion”). The Class B Conversion would be effected prior to the redemption of any public shares in connection with the implementation of the Extension and would result in an additional 4,125,000 shares of Class A Common Stock outstanding upon completion. Notwithstanding the Class B Conversion, the Initial Stockholders will be not entitled to receive any funds held in the trust account with respect to any shares of Class A Common Stock issued to such holders as a result of the Class B Conversion.

Trust Funds Continue to Be Held in Treasuries

The Company has not made any determination to liquidate the securities held in the trust account and, upon implementation of the Extension, intends to continue maintaining the funds held in the trust account in U.S. government treasury obligations or money market funds. If the Company thereafter determines it must liquidate the securities held in the trust account to comply with the Investment Company Act of 1940, as amended, the Company intends to maintain the funds in the trust account in cash in an interest-bearing demand deposit account at a national bank.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the approval of certain proposals at the Special Meeting, implementation of the Extension, completion of the Class B Conversion, liquidation of any securities held in the trust account, placement of funds held in the trust account in an interest-bearing demand deposit account being permitted by the trustee of the trust account or current or future interest rates on funds held in the trust account. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly, including those risks set forth in the definitive proxy statement related to the Special Meeting filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 13, 2023 (the “Definitive Proxy Statement”), the Company’s most recent Annual Report on Form 10-K and other documents filed with the SEC. Copies of such filings are available on the SEC’s website at www.sec.gov. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

Further information related to attendance, voting and the proposals to be considered and voted on at the Special Meeting is described in the Definitive Proxy Statement, which has been mailed to the Company’s stockholders of record as of the record date for the Special Meeting. Investors and security holders of the Company are advised to read the Definitive Proxy Statement because it contains important information about the Special Meeting and the Company. Investors and security holders of the Company may also obtain a copy of the Definitive Proxy Statement, as well as other relevant documents that have been or will be filed by the Company with the SEC, without charge and once available, at the SEC’s website at www.sec.gov or by directing a request to: Schultze Special Purpose Acquisition Corp. II, 800 Westchester Avenue, Suite S-632, Rye Brook, NY 10573.

Participants in the Solicitation

The Company and certain of its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposals to be considered and voted on at the Special Meeting. Information concerning the interests of the directors and executive officers of the Company is set forth in the Definitive Proxy Statement, which may be obtained free of charge from the sources indicated above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated March 31, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schultze Special Purpose Acquisition Corp. II

By:	/s/ George J. Schultze
	Name:	George J. Schultze
	Title:	Chief Executive Officer

Date: March 31, 2023

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